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                                                                   EXHIBIT 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated January 20, 1997 incorporated by reference in C-ATS Software Inc.'s Form 10-K for the year ended December 31, 1996.



Arthur Andersen LLP

San Jose, California
August 12, 1997